UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  February 25, 2020

TPT Global Tech, Inc.
(Exact name of registrant as specified in its charter)

Florida	333-222094	81-3903357
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

501 West Broadway, Suite 800, San Diego, CA 92101
(Address of Principal Executive Offices) (Zip Code)

(619)301-4200
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On February 25, 2020, TPT Global Tech, Inc. (the “Company”) entered into an Agreement for the Purchase and Sale of Future Receipts (“Advantage Merchant Agreement”) with Advantage Capital Funding. The balance to be purchased and sold is $716,720 for which the Company received $500,000, net of fees. Under the Advantage Merchant Agreement, the Company will pay $14,221 per week for 50 weeks. The Advantage Merchant Agreement includes a guaranty by the CEO of the Company, Stephen J. Thomas III. The Advantage Merchant Agreement is attached hereto as Exhibit 10.1.

In addition, the Company entered into a Secured Promissory Note with a third party for $90,000 dated February 14, 2020. The Secured Promissory Note is secured by the assets of the Company and is due June 14, 2020 or earlier in case the Company is successful in raising other monies and carries an annual interest charge of 10% payable with the principal. The Secured Promissory Note is also convertible at the option of the holder into an equivalent amount of Series D Preferred Stock. The Secured Promissory Note also includes a guaranty by the CEO of the Company, Stephen J. Thomas III. The Secured Promissory Note is attached hereto as Exhibit 10.2.

Some of the funds from the Advantage Merchant Agreement and the Secured Promissory Note were used to pay off the remaining balance of $97,000, including premium and accrued interest, of the Convertible Promissory Notes with JSJ Investments and the remaining Convertible Promissory Note to Geneva Roth of $63,086, including premium and accrued interest. These payments are part of a decrease in the Company’s convertible promissory notes as a result of balance pay offs and conversions that has increased outstanding common shares to 438,746,178 as of February 27, 2020.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosures under Item 1.01 of this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On February 18, 2020 and March 2, 2020, the Company issued press releases. A copy of each press release is attached hereto as Exhibit 99.1 and 99.2.

Item 9.01 Exhibits

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit
10.1	Agreement for the Purchase and Sale of Future Receipts
10.2	Secured Promissory Note
99.1	Press Release dated February 18, 2020
99.2	Press Release dated March 2, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

TPT GLOBAL TECH, INC.

Date: March 3, 2020	By:	/s/ Stephen J. Thomas III,
Stephen J. Thomas III,
Title: Chief Executive Officer